T. Rowe Price Institutional Africa & Middle East Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2020

Important Information about the T. Rowe Price Institutional Africa & Middle East Fund

On May 8, 2020, the assets and liabilities of the fund liquidated, as approved by the fund’s board of directors and at the discretion of the fund’s portfolio management. As a result, the fund is no longer offered to shareholders for purchase. The semiannual reports will not be mailed and instead will be available after June 18, 2020, upon request or at sec.gov.

The date of this supplement is May 18, 2020.

5/18/20